December 13, 2002



                        SUPPLEMENT TO CURRENT PROSPECTUS


     Online transaction capability through the Dreyfus Web site, www.Dreyfus.com, has been added to all Regular and IRA Accounts (if applicable) that have teleservice privileges. Investors in Regular Accounts may purchase fund shares online using Dreyfus TeleTransfer (maximum $150,000 per day) and sell (redeem) fund shares online. The proceeds of an online redemption will be sent by Dreyfus TeleTransfer (currently a maximum of $20,000 per day), wire (currently a maximum of $20,000 per day) or check (maximum $250,000 per day). Investors in Regular and IRA Accounts may exchange fund shares online (maximum $250,000 per day). Dreyfus will not be responsible for account losses due to fraud when following online instructions it reasonably believes to be genuine.